Exhibit 16.1
                                                                    ------------

August 8, 2001




Securities and Exchange Commission
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:    VSOURCE,  INC.
       File No.  000-30326

Dear  Sir  or  Madam:

We have read Item 4 of Form 8-K/A of VSOURCE, INC. dated July 10, 2001, and agree with the statements concerning our Firm contained therein.

Very  truly  yours,



/s/  Grant  Thornton  LLP
-----------------------------
Grant  Thornton  LLP



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